Exhibit 10.4
July 29, 2011
Travelport, LP
Travelport Global Distribution System B.V.
300 Galleria Parkway, N.W.
Atlanta, GA 30339

Re:	Fourteenth Amendment to Subscriber Services Agreement, dated as of July 23, 2007 (“Agreement”) between Travelport, LP, (“Travelport”), Travelport Global Distribution System B.V. (“TGDS” and, together with Travelport, collectively, “Galileo”) and Orbitz Worldwide, LLC (“Subscriber”)
Ladies and Gentlemen:
This letter constitutes a Fourteenth Amendment (“Amendment”) to the Agreement referenced above. Capitalized terms used in this Amendment and not otherwise defined shall be used as defined in the Agreement.
Effective as August 1, 2011, (“Amendment Effective Date”), Galileo and Subscriber hereby agree as follows:
1. Custom Terms and Conditions Revision. The Custom Terms and Conditions Attachment (Worldspan Services) — to the Agreement is amended as set forth in Exhibit A.
2. General. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern. This Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

The Parties have caused this Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC		Travelport, LP
By: Travelport Holdings LLC as General Partner

Signature:	/s/ Mike Nelson	Signature:	/s/ Daniel E. Westbrook

Name:	Mike Nelson	Name:	Daniel E. Westbrook

Title:	President, Partner Services Group	Title:	V.P. Supplier Development

Date:	8/1/11	Date:	30 July 2011

Travelport Global Distribution System B.V.

		Signature:	/s/ Philip Emery

		Name:	Philip Emery

		Title:	Director

		Date:	29 July 2011

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